united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 8/31

Date of reporting period: 8/31/16

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
ANNUAL REPORT
August 31, 2016

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

October 14, 2016

Dear Shareholders:

This Annual report for the Hundredfold Select Alternative Fund (HFSAX Investor Class and SFHYX Service Class) covers the period from September 1, 2015 – August 31, 2016.

The Hundredfold Select Alternative Fund Investor Class Shares produced a return of +6.07%, for the period, while the Barclays Capital U.S. Aggregate Bond Index was up +5.97%, and the S&P 500 Total Return Index increased by +12.55% for the same timeframe; the Hundredfold Select Alternative Fund Service Class Shares registered a return of +5.09% for the year.

Most U.S. major market indices produced negative returns in 2015, including the Bank of America Merrill Lynch U.S. High Yield Index. This trend continued until February 2016, when the major equity market indices, including the S&P 500 began to rally. High yield bonds also turned up, and began trading above their 90-day moving average. Factors contributing to the change in market sentiment include the Federal Reserve’s not raising short-term interest rates this year; the recovery of the price of oil off its low; and ongoing positive traction of key areas of the U.S. economy. Consumer confidence has improved substantially, and in the U.S. job optimism is hitting its nine year high.

A low interest rate environment creates challenging opportunities to seek out alternative investment strategies that produce respectable returns while still pursuing the Fund’s objective of limiting risk. The Sub-Advisor believes that senior loans, which are secured corporate loans carrying a floating rate and are included in the alternative/bond allocation of the portfolio, are a timely investment with rising interests rates anticipated in the near future. In addition to a floating rate that can be increased as interest rates rise, these investments offer strong and stable current income. Therefore, the Sub-Advisor invests in these instruments and periodically uses leverage to increase exposure when he believes the timing is right. The investments are always closely monitored in an effort to manage risk and deliver returns.

The Fund, which is actively managed to anticipate and respond to trends in different types of fixed-income and equity securities, adjusts its portfolio frequently. At the beginning of its fiscal year, the Fund was 67% invested (0% high yield; 61% alternative/bond and 6% equity) which declined to 56% exposure at the end of August. As conditions improved in 2016, the Fund increased its investments and utilized leverage on the portfolio, ending the period in August of this year with an allocation of 173% (95% high yield; 61% alternative/bond and 17% equity.) We thank you for your investment in the Fund.

Please visit the website http://www.hundredfoldselect.com at any time for information on the Fund.

Hundredfold Advisors, LLC	Advisors Preferred, LLC

Subadvisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures* for the periods ending August 31, 2016, compared to its benchmarks:

		Average Annual Total Return
					Since	Since
					Inception	Inception
	1 Year	3 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	5.09%	4.04%	5.46%	6.10%	5.54%	N/A
Hundredfold Select Alternative Fund - Investor Class	6.07%	4.98%	N/A	N/A	N/A	4.96%
Barclays Capital U.S Aggregate Bond Index **	5.97%	4.37%	3.24%	4.89%	4.55%	2.70%
S&P 500 Total Return Index ***	12.55%	12.30%	14.69%	7.51%	8.02%	11.88%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 3.10% for the Service Class and 2.20% for the Investor Class per the December 29, 2015, prospectus. For performance information current to the most recent month-end, please call 1-855 582-8006.

**	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Top Holdings *	% of Net Assets
Mutual Funds:
Debt Funds	66.5%
Equity Funds	6.7%
Short-Term Investments	18.4%
Other Assets Less Liabilities	8.4%
Total	100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Schedule of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
SCHEDULE OF INVESTMENTS
August 31, 2016

Shares		Value
	MUTUAL FUNDS - 73.2%
	DEBT FUNDS - 66.5%
621,222	AB Municipal Income Fund, Inc. - High Income Municipal Portfolio - Adv Cl	$7,373,907
1,708,295	American High-Income Trust - F2	17,339,193
684,154	DoubleLine Total Return Bond Fund - Class I	7,464,120
2,018,272	SEI Institutional Managed Trust - High Yield Bond - Class A	14,471,008
		46,648,228
	EQUITY FUNDS - 6.7%
385,532	Vanguard Global Minimum Volatility Fund/USA - Inv Cl	4,699,635

	TOTAL MUTUAL FUNDS (Cost - $49,765,976)	51,347,863

	SHORT-TERM INVESTMENTS - 18.4%
	MONEY MARKET FUND - 18.4%
6,451,637	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 0.16% (a)	6,451,637
6,451,637	First American Government Obligations Fund - Money Market Portfolio - 0.16% (a)	6,451,637
	TOTAL SHORT-TERM INVESTMENTS (Cost - $12,903,275)	12,903,274

	TOTAL INVESTMENTS - 91.6% (Cost - $62,669,251) (b)	$64,251,137
	OTHER ASSETS LESS LIABILITIES - 8.4%	5,909,669
	NET ASSETS - 100.0%	$70,160,806

(a)	Variable rate security; the rate shown represents the seven day effective yield at August 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of swap positions and futures) is $62,669,398 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,581,739
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$1,581,739

FUTURES CONTRACTS

Number of	Open Long Future	Notional Value at		Unrealized
Contracts	Contracts	August 31, 2016	Expiration	Appreciation
38	Nasdaq 100 E-Mini	3,628,050	September-16	$90,282
29	Russell 2000 Mini Future	3,592,520	September-16	26,979
				$117,261

LONG EQUITY SWAP CONTRACTS

		Notional Value				Unrealized
	Number of	at August 31,		Termination		Appreciation
Reference Entity	Shares	2016	Interest Rate Payable *	Date	Counterparty	(Depreciation)
American Century Alternatives Market Neutral Value Fund; Inst. Class	1,280,878	$14,012,809	3-Mth USD_LIBOR plus 100 bps	3/11/2019	Barclays	$(90,502)
Guggenheim Floating Rate Strategies Fund; Institutional Class	347,626	8,874,895	3-Mth USD_LIBOR plus 100 bps	10/16/2018	Barclays	116,407
Guggenheim Floating Rate Strategies Fund; Institutional Class	193,648	5,000,000	3-Mth USD_LIBOR plus 100 bps	3/11/2019	Barclays	10,469
Oppenheimer Senior Floating Rate Fund; Y Class	2,234,994	17,500,000	3-Mth USD_LIBOR plus 100 bps	3/11/2019	Barclays	130,686
SPDR Barclays High Yield Bond ETF	96,700	3,535,623	1-Mth USD_LIBOR plus 100 bps	6/13/2017	Credit Suisse	(3,330)
Totals						$163,730

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED: (CENTRALLY CLEARED) (1)

				Implied Credit (2)			Amortized
			Fixed Deal	Spread at	Notional Value at (3)		Upfront	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	8/31/2016	August 31, 2016	Fair Value	Payments Paid	Appreciation
CDX HY 2 6 Year Index	Credit Suisse	6/20/2021	5.00%	4.00%	$14,000,000	$762,634	$602,601	$160,033

*	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a great likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the market CDX High Yield 2 6 year index.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2016

Assets:
Investment securities:
At cost	$62,669,251
At value	$64,251,137
Deposits for swaps	4,087,311
Deposits with brokers for futures	713,485
Net amortized upfront payments paid on credit default swaps	602,601
Unrealized appreciation on swap contracts	417,595
Unrealized appreciation on futures	117,261
Receivable:
Dividends and Interest	186,506
Fund shares sold	35,374
Prepaid expenses and other assets	5,685
Total Assets	70,416,955

Liabilities:
Unrealized depreciation on swaps	93,832
Payables:
Investment advisory fees	59,740
Fund shares redeemed	34,174
Distributions (12b-1) fees - Service Class	32,936
Related parties	32,786
Shareholder servicing fees - Investor Class	2,681
Total Liabilities	256,149

Net Assets	$70,160,806

Net Assets Consist of:
Paid in Capital	$66,964,618
Accumulated undistributed net investment income	1,777,150
Accumulated net realized loss from investments and futures	(603,872)
Net unrealized appreciation on:
Investments	1,581,886
Futures	117,261
Swaps	323,763
Net Assets	$70,160,806

Net Asset Value Per Share
Service Class Shares:
Net Assets	$38,520,126
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,711,737
Net asset value, (Net Assts ÷ Shares Outstanding), offering and redemption price per share	$22.50

Investor Class Shares:
Net Assets	$31,640,680
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,342,474
Net asset value, (Net Assts ÷ Shares Outstanding), offering and redemption price per share	$23.57

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2016

Investment Income:
Dividend income	$1,636,230
Interest income	59,718
Total Investment Income	1,695,948

Expenses:
Investment advisory fees	711,183
Distribution (12b-1) fees - Service Class	414,287
Operating services fees	320,031
Shareholder servicing fees - Investor Class	29,690
Net Operating Expenses	1,475,191

Net Investment Income	220,757

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	(526,099)
Capital gain distributions from regulated investment companies	67,259
Futures	(25,478)
Swaps	1,729,662
1,245,344
Net change in unrealized appreciation (depreciation) on:
Investments	1,580,868
Swaps	459,726
Futures	117,261
2,157,855

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps	3,403,199

Net Increase in Net Assets Resulting From Operations	$3,623,956

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
Operations:
Net investment income	$220,757	$248,885
Net realized gain from investments, futures and swaps	1,178,085	686,516
Capital gain distributions from regulated investment companies	67,259	10,881
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	2,157,855	(1,114,488)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,623,956	(168,206)

Distributions to Shareholders from:
Net investment income:
Service Class	(101,415)	—
Investor Class	(420,743)	—
Net realized gains:
Service Class	(214,279)	(5,144,856)
Investor Class	(126,289)	(2,142,915)
Total Distributions to Shareholders	(862,726)	(7,287,771)

Capital share transactions:
Proceeds from shares sold:
Service Class	3,877,524	6,364,202
Investor Class	15,007,486	9,221,086
Net asset value of shares issued in reinvestment of distributions:
Service Class	271,624	4,108,962
Investor Class	76,541	358,843
Payments for shares redeemed
Service Class	(14,681,951)	(42,352,068)
Investor Class	(13,347,600)	(8,914,650)
Total Decrease in Net Assets From Shares of Beneficial Interest	(8,796,376)	(31,213,625)

Total Decrease in Net Assets	(6,035,146)	(38,669,602)

Net Assets:
Beginning of Year	76,195,952	114,865,554
End of Year*	$70,160,806	$76,195,952

* Includes accumulated undistributed net investment income	$1,777,150	$229,569

Share Activity
Service Class:
Shares Sold	179,310	284,535
Shares issued in reinvestment of Distributions	12,697	191,649
Shares Redeemed	(681,507)	(1,863,766)
Net decrease in Shares of Beneficial Interest Outstanding	(489,500)	(1,387,582)

Share Activity
Investor Class:
Shares Sold	675,905	405,549
Shares issued in reinvestment of Distributions	3,453	16,048
Shares Redeemed	(604,425)	(382,427)
Net Increase in Shares of Beneficial Interest Outstanding	74,933	39,170

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class
	Year Ended August 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of year	$21.58		$23. 62	$23.38		$23.67		$22.66
Income (loss) from investment operations:
Net investment income (1)	0.00		0.01	0.07		0.35		0.41
Net realized and unrealized gain (loss) on investments	1.07		(0.08)	1.65		0.83		1.78
Total from investment operations	1.07		(0.07)	1.72		1.18		2.19

Less distributions from:
Net investment income	(0.05)		—	(0.58)		(0.39)		(0.34)
Net realized gains	(0.10)		(1.97)	(0.90)		(1.08)		(0.84)
Total distributions	(0.15)		(1.97)	(1.48)		(1.47)		(1.18)
Net asset value, end of year	$22.50		$21.58	$23.62		$23.38		$23.67
Total return (2)	5.00	% (3)	(0.22)%	7.57	% (3)	5.12	% (3)	10.00%
Net assets, at end of year (000s)	$38,520		$47,492	$84,785		$106,980		$106,369
Ratios/Supplemental Data:

Ratio of net expenses to average net assets (4)	2.45%		2.45%	2.44%		2.44%		2.45%
Ratio of net investment income to average net assets (4,5)	0.01%		0.04%	0.31%		1.49%		1.79%
Portfolio Turnover Rate (6)	358%		418%	367%		429%		418%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Investor Class
	Year Ended August 31,					Period Ended
	2016		2015	2014		August 31, 2013 (1)
Net asset value, beginning of year/period	$22.65		$24.49	$23.45		$23.97
Income (loss) from investment operations:
Net investment (loss) (2)	0.17		0.19	0.28		0.40
Net realized and unrealized gain (loss) on investments	1.16		(0.06)	1.69		0.52
Total from investment operations	1.33		0.13	1.97		0.92

Less distributions from:
Net investment income	(0.31)		—	(0.03)		(0.36)
Net realized gains	(0.10)		(1.97)	(0.90)		(1.08)
Total distributions	(0.41)		(1.97)	(0.93)		(1.44)
Net asset value, end of year/period	$23.57		$22.65	$24.49		$23.45
Total return (3)	5.98	% (4)	0.65%	8.55	% (4)	3.97	% (4,5)
Net assets, at end of year/period (000s)	$31,641		$28,704	$30,081		$28,164
Ratios/Supplemental Data:

Ratio of net expenses to average net assets (6)	1.55%		1.55%	1.54%		1.54	% (7)
Ratio of net investment income (loss) to average net assets (6,8)	0.73%		0.82%	1.16%		1.96	% (7)
Portfolio Turnover Rate (9)	358%		418%	367%		429	% (5)

(1)	Investor Class commenced operations on October 24, 2012.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Not Annualized.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2016

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares which commenced operations on October 24, 2012.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation consultant at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$51,347,863	$—	$—	$51,347,863
Short-Term Investments	12,903,274	—	—	12,903,274
Total Investments	$64,251,137	$—	$—	$64,251,137
Derivatives
Future Contracts	$117,261	$—	$—	$117,261
Swap Contracts	—	417,595	—	417,595
Total Derivatives	$117,261	$417,595	$—	$534,856
Total Assets	$64,368,398	$417,595	$—	$64,785,993
Liabilities
Derivatives
Swap Contracts	$—	$93,832	$—	$93,832

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

The Fund did not hold any Level 3 securities during the current period ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payment on Credit Default Swaps are amortized over the life of the contract.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions filed for open tax years 2013 - 2015 or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended August 31, 2016, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $164,977,538 and $141,158,151, respectively

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2016, the Fund invested in futures and swaps contracts.

At August 31, 2016, the fair value of derivatives instruments was as follows:

Asset/Liability derivatives

	Foreign			Commodity
	exchange risk	Equity risk	Credit risk	risk	Total
Swap Contracts[1]	$—	$(90,502)	$414,265	$—	$323,763
Futures[2]	—	117,261	—	—	117,261
Total	$—	$26,759	$414,265	$—	$441,024

1.	Statement of Assets and Liabilities location: Unrealized appreciation and depreciation on swaps.

2.	Statement of Assets and Liabilities location: Unrealized appreciation on futures.

Transactions in derivative instruments during the year ended August 31, 2016, were as follows:

				Commodity
	Currency risk	Equity risk	Credit risk	risk	Total
Realized gain (loss)[3]
Futures contracts	$(127,887)	$179,410	$(179,490)	$102,489	$(25,478)
Swap contracts	—	546,396	1,183,266	—	1,729,662
Total realized gain (loss)	$(127,887)	$725,806	$1,003,776	$102,489	$1,704,184
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$117,261	$—	$—	$117,261
Swap contracts	—	45,461	414,265	—	459,726
Total change in unrealized appreciation (depreciation)	$—	$162,722	$414,265	$—	$576,987

3.	Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Statement of Operations location: Net Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2016 as disclosed in the Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and swaps contracts. During the year ended August 31, 2016, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2016.

				Gross Amounts Not Offset in the
Assets:		Gross Amounts	Net Amounts of	Statement of Assets & Liabilities
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts	$417,595	$—	$417,595	$93,832	$—	$323,763
Futures Contracts	$117,261	$—	$117,261	$—	$—	$117,261
Total	$534,856	$—	$534,856	$93,832	$—	$441,024

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in the
Liabilities:	Gross Amounts of	Offset in the	Assets Presented in	Statement of Assets & Liabilities
	Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount

Swaps Contracts	$(93,832)	$—	$(93,832)	$93,832	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include collateral pledged.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2016	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$522,392	$340,334	$862,726

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2015	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$6,569,919	$717,852	$7,287,771

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October	Capital Loss	Unrealized	Total
	Ordinary	Ordinary	Long-Term	Loss and	Carry	Appreciation/	Accumulated
	Taxable Income	Tax-exempt Income	Gains	Late Year Losses	Forwards	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$2,077,717	$26,526	$—	$(319,167)	$(167,297)	$1,578,409	$3,196,188

The difference between book basis and tax basis undistributed accumulated net investment income, accumulated net realized gain/loss and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and swap contracts and the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $319,167.

At August 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Hundredfold Select Alternative Fund	$167,297	$—	$167,297

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of Fund distributions and swaps, resulted in reclassifications for the Fund for the year ended August 31, 2016 as follows:

		Accumulated
	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investments
Hundredfold Select Alternative Fund	$—	$1,848,982	$(1,848,982)

6.	INVESTMENT ADVISORY AND RELATED PARTY TRANSACTIONS

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2016, the Fund paid $711,183 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with Gemini Fund Services (“GFS”). The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month. For the year ended August 31, 2016, the Fund incurred $320,031 in fees.

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, a distribution fee at the rate of 0.75% on an annualized basis of the average net assets attributable to Service Class shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2016, the Fund incurred $414,287 in fees. The Distributor is an affiliate of the Advisor.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.10% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended August 31, 2016, the Fund incurred $29,690 in fees. The Distributor is an affiliate of the Advisor.

During the year ended August 31, 2016, Ceros, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund and received $14,065 in trade commissions.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

BluGiant, LLC (“Blu Giant”), an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2016

Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and

Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hundredfold Select Alternative Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 28, 2016

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
EXPENSE EXAMPLE
August 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period March 1, 2016 – August 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2016	August 31, 2016	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$1,077.00	$12.79
Based on hypothetical 5% return	2.45%	1,000.00	1,012.82	12.40
Investor Class
Based on actual fund return	1.55%	1,000.00	1,082.10	8.11
Based on hypothetical 5% return	1.55%	1,000.00	1,017.34	7.86

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (366).

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 13 and 14, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Hundredfold Select Alternative Fund (“Hundredfold Select Alternative”), a series of the Trust, and Advisors Preferred LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to Hundredfold Select Alternative (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

Based on their evaluation of the information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with Hundredfold Select Alternative’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to Hundredfold Select Alternative.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of Hundredfold Select Alternative. The materials also included due diligence materials relating to Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to Hundredfold Select Alternative) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisors Preferred Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisors Preferred Advisory Agreement.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to Hundredfold Select Alternative, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the renewal of the Advisors Preferred Advisory Agreement, including its ADV, a description of the manner in which investment decisions are executed, a review of the professional personnel performing services for Hundredfold Select Alternative, including the individuals that primarily monitor and execute investment decisions. The Board discussed the extent of the adviser’s trade execution capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Advisors

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2016

Preferred with respect to a series of important questions, including: whether it was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Hundredfold Select Alternative; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Hundredfold Select Alternative’s investment limitations and oversight of Hundredfold Advisors. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to Hundredfold Select Alternative if necessary. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management services provided by Advisors Preferred to Hundredfold Select Alternative were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of Hundredfold Select Alternative as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended June 30, 2016, noting that Hundredfold Select Alternative outperformed its peer group and Morningstar categories but, underperformed its benchmark for the one year period. The Board further noted that Hundredfold Select Alternative outperformed its peer group, benchmark and Morningstar categories for the three year and since inception periods. The Board concluded that past performance was acceptable and generally in line with its risk level.

Fees and Expenses. As to the costs of the services provided by Advisors Preferred, the Board reviewed and discussed Hundredfold Select Alternative’s advisory and total operating expenses as compared to a peer group and its Morningstar category as presented in the Morningstar Report. The Board concluded that, based on Advisors Preferred’s experience, expertise, and services provided to Hundredfold Select Alternative, the fees charged by Advisors Preferred were reasonable. The Board noted that Advisors Preferred is responsible for the sub-advisory fees payable to Hundredfold Advisors out of the advisory fee paid to Advisors Preferred by Hundredfold Select Alternative. The Board also considered the split of the advisory fee between Advisors Preferred and Hundredfold Advisors noting that Advisors Preferred would be responsible for monitoring and overseeing Hundredfold Advisors, as sub-adviser to Hundredfold Select Alternative. In so doing, the Board noted that Advisors Preferred had committed substantial financial and other resources to the management of Hundredfold Select Alternative. Based on this service, the Board determined that the advisory fees are reasonable and the split of such fee between Advisors Preferred and Hundredfold Advisors is reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to Hundredfold Select Alternative based on profitability reports and analyses and selected financial information provided by Advisors Preferred. After review and discussion, the Board concluded that, based on the services provided by Advisors Preferred, fees paid to Hundredfold Advisors and the projected growth of Hundredfold Select Alternative, anticipated profits from the Adviser’s relationship with Hundredfold Select Alternative were not excessive.

Economies of Scale. As to the extent to which Hundredfold Select Alternative will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Hundredfold Select Alternative, Advisors Preferred’s expectations for growth for Hundredfold Select Alternative, and concluded that any material economies of scale would not be achieved in the near term

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2016

Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for Hundredfold Select Alternative; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing its investment process. The Board discussed Hundredfold Advisors compliance structure. The Board concluded that Hundredfold Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Hundredfold Select Alternative were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of Hundredfold Select Alternative previously reviewed during its consideration of the Hundredfold Select Alternative’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for Hundredfold Select Alternative was satisfactory.

Fees and Expenses. As to the costs of the services provided by Hundredfold Advisors, the Board discussed the sub-advisory fees and considered that Hundredfold Advisors is paid by Advisors Preferred out of its advisory fee and not by Hundredfold Select Alternative. The Board also looked at the advisory fee split between Advisors Preferred and Hundredfold Advisors and concluded that the sub-advisory fee to be paid to Hundredfold Advisors is reasonable in light of the anticipated quality of the services to be performed by it. The Board also considered, based on information provided by Advisors Preferred that the Hundredfold Sub-Advisory Agreement was negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors.

Profitability. As to profitability, the Board discussed the total fee previously paid, and expected to be paid to Hundredfold Advisors based on Hundredfold Select Alternative’s current assets. The Board noted that Hundredfold Advisors’ profitability was relatively high, however, it further noted that Hundredfold Advisors’ expenses were extremely low because services and other overhead expenses were donated by Hundredfold Advisors personnel or Spectrum Financial, an affiliate of Hundredfold Advisors, and that Hundredfold Advisors donates substantially all of its revenues, including the sub-advisory fee, to a charitable organization, the Simply Distribute Foundation, which is also the parent company of Hundredfold Advisors. The Board further noted that Hundredfold Advisors receives no compensation from Advisors Preferred, other than the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement, or from Hundredfold Select Alternative. The Board did note, however, that Spectrum Financial does receive a shareholder servicing fee from Hundredfold Select Alternative for its clients that are invested in the Fund. The Board further noted that the sub-advisory fee is paid by Advisors Preferred out of the advisory fee that it receives and not directly by Hundredfold Select Alternative. While the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors, nonetheless, based on all these factors, the Board concluded that anticipated profits from Hundredfold Advisors’ relationship with Hundredfold Select Alternative were reasonable.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2016

Economies of Scale. The Board noted that the sub-advisory fee is not paid by the Hundredfold Funds, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the continuing Hundredfold Funds’ assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to Advisors Preferred.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Hundredfold Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreement are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreement is in the best interests of Hundredfold Select Alternative, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of Hundredfold Select Alternative and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	29	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	29	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	29	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	29	Orizon Investment Counsel (financial services company) Board Member

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	29	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	The term “Fund Complex” refers to the Northern Lights Fund Trust II

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-582-8006.

8/31/16-NLII-v2

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road, Suite 210A
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mr. Keith Rhoades is audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Keith Rhoades is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $14,500

(b)	Audit-Related Fees

2016 - None

(c)	Tax Fees

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016

Audit-Related Fees:       100%

Tax Fees:       100%

All Other Fees:       100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 11/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 11/4/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 11/4/16